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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 21, 1999

                               E'TOWN CORPORATION
             (Exact name of registrant as specified in its charter)

       NEW JERSEY                       1-11023                22-2596330
(State of Incorporation)         (Commission File Number)      IRS Employer
                                                               Identification
                                                               Number)

 600 South Avenue, Westfield, New Jersey                           07090
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (908) 654-1234

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ITEM 5.  OTHER EVENTS.

     On November 21, 1999, E'town Corporation, a New Jersey corporation (the "Company"), Thames Water Plc, a public limited company organized under the laws of England and Wales ("Thames") and Edward Acquisition Corp., a New Jersey corporation which is indirectly wholly owned by Thames ("Edward"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Edward with and into the Company (the "Merger").

     Pursuant to the terms of the Merger Agreement, the Company has amended its Rights Agreement, dated as of February 4, 1991 (the "Rights Agreement") so that
(i) the Company may proceed to consummate the Merger without triggering the provisions of the Rights Agreement, and (ii) the Rights (as defined in the Rights Agreement) would expire immediately prior to the effective time of the Merger. A copy of the amendment is filed herewith as Exhibit 4. For more information on the Merger and the Merger Agreement, see the Company's Current Report on Form 8-K dated November 24, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following exhibits are filed as part of this report:

4. Amendment dated as of November 21, 1999, to the Rights Agreement dated as of February 4, 1991, between E'town Corporation and The Bank of New York, as Rights Agent.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 1999


                                              E'TOWN CORPORATION

                                        By:   /s/ GAIL P. BRADY
                                              ------------------------
                                              Gail P. Brady
                                              Treasurer


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
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4.   Amendment dated as of November 21, 1999 to the Rights Agreement dated as of
     February 4, 1991 between E'town Corporation and The Bank of New York, as Rights Agent.











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